                                                                    EXHIBIT 99.2

         UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

GENERAL

  The following unaudited pro forma condensed combined financial statements are presented assuming the Merger will be accounted for as a pooling of interests and reflect the combination of the historical consolidated financial statements of Premier and Central and Southern. The pro forma condensed combined balance sheet has been prepared as if the acquisition had been consummated on March 31, 1997. The pro forma condensed combined statements of income have been prepared as if the acquisition had been consummated on January 1, 1994. In addition, the following financial statements do not reflect any anticipated cost savings which may be realized by Premier after consummation of the Merger.

  The pro forma information does not purport to represent what Premier's and Central and Southern's combined results of operations actually would have been if the Merger had occurred on January 1, 1996.

                  PRO FORMA CONDENSED COMBINED BALANCE SHEET

                                MARCH 31, 1997
                            (DOLLARS IN THOUSANDS)
                                  (UNAUDITED)

                                           CENTRAL AND
                                 PREMIER    SOUTHERN     PRO FORMA
                                BANCSHARES   HOLDING    ADJUSTMENTS   PRO FORMA
                                   INC.      COMPANY   DEBIT (CREDIT) COMBINED
                                ---------- ----------- -------------- ---------
ASSETS
Cash and due from banks.......   $ 11,839   $  9,501        $         $ 21,340
Interest-bearing deposits in
 banks........................      1,157                                1,157
Federal funds sold............     16,240     12,396                    28,636
Securities available-for-
 sale.........................     46,543     67,344                   113,887
Loans held for sale...........     29,575                               29,575
Loans.........................    193,227    137,949                   331,176
Less allowance for loan loss-
 es...........................      2,666      4,169                     6,835
                                 --------   --------        ----      --------
  Loans, net..................    190,561    133,780           0       324,341
                                 --------   --------        ----      --------
Premises and equipment........      6,790      5,926                    12,716
Goodwill and other intangi-
 bles.........................      2,227                                2,227
Other assets..................      6,854      3,436                    10,290
                                 --------   --------        ----      --------
    Total assets..............   $311,786   $232,383        $  0      $544,169
                                 ========   ========        ====      ========
DEPOSITS
Noninterest-bearing...........   $ 33,997   $ 18,974        $         $ 52,971
Interest-bearing..............    221,047    181,179                   402,226
                                 --------   --------        ----      --------
    Total deposits............    255,044    200,153                   455,197
Securities sold under repur-
 chase agreements.............      8,943                                8,943
Other borrowings..............     20,406      5,917                    26,323
Other liabilities.............      3,154      2,254        (432)(3)     5,840
                                 --------   --------        ----      --------
    Total liabilities.........    287,547    208,324        (432)      496,303
                                 --------   --------        ----      --------
Minority interest in subsidi-
 ary..........................          5                                    5
                                 --------   --------        ----      --------
Common stock..................      4,249      3,777                     8,026
Capital surplus...............     18,549      6,492                    25,041
Retained earnings.............      1,792     14,966         432 (3)    16,326
Unrealized gains (losses) on
 securities available-for-
 sale, net of tax.............       (356)       (43)                     (399)
                                 --------   --------        ----      --------
                                   24,234     25,192         432        48,994
Less treasury stock, at cost..        --      (1,133)                   (1,133)
                                 --------   --------        ----      --------
                                   24,234     24,059         432        47,861
                                 --------   --------        ----      --------
    Total liabilities and
     stockholders' equity.....   $311,786   $232,383        $  0      $544,169
                                 ========   ========        ====      ========

        See Notes to Pro Forma Condensed Combined Financial Statements.

                PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

                   FOR THE THREE MONTHS ENDED MARCH 31, 1997
                             (DOLLARS IN THOUSANDS)
                                  (UNAUDITED)

                                        CENTRAL AND
                             PREMIER     SOUTHERN      PRO FORMA
                           BANCSHARES,    HOLDING     ADJUSTMENTS   PRO FORMA
                              INC.        COMPANY    DEBIT (CREDIT)  COMBINED
                           -----------  -----------  -------------- ----------
Interest income..........  $    6,424   $    4,530        $         $   10,954
Interest expense.........       3,224        2,279                       5,503
                           ----------   ----------        ---       ----------
  Net interest income....       3,200        2,251          0            5,451
Provision for loan loss-
 es......................         177         (205)                        (28)
                           ----------   ----------        ---       ----------
Net interest income after
 provision for loan loss-
 es......................       3,023        2,456          0            5,479
                           ----------   ----------        ---       ----------
Other income:
  Service charges on
   deposit accounts......         236          199                         435
  Other service charges,
   commissions and fees..         461                                      461
  Mortgage loan income...       2,519                                    2,519
  Security transactions,
   net...................         (25)         (10)                        (35)
  Other..................         208          116                         324
                           ----------   ----------        ---       ----------
                                3,399          305                       3,704
                           ----------   ----------        ---       ----------
Other expenses:
  Salaries and employee
   benefits..............       3,281          958                       4,239
  Occupancy and equipment
   expenses..............         634          272                         906
  Other operating
   expenses..............       1,242          559                       1,801
                           ----------   ----------        ---       ----------
                                5,157        1,789          0            6,946
                           ----------   ----------        ---       ----------
Income before income tax-
 es......................       1,265          972          0            2,237
Income tax expense.......         111          259                         370
                           ----------   ----------        ---       ----------
Income before minority
 interest in net income
 of subsidiary...........       1,154          713          0            1,867
                           ----------   ----------        ---       ----------
Minority interest in net
 income of subsidiary....           3                                        3
                           ----------   ----------        ---       ----------
Net income...............  $    1,151   $      713          0       $    1,864
                           ----------   ----------        ---       ----------
Net income per share of
 common stock............  $     0.27   $     0.20                  $     0.23
                           ==========   ==========                  ==========
Average shares outstand-
 ing.....................   4,330,309    3,653,523                   8,116,500
                           ==========   ==========                  ==========

        See Notes to Pro Forma Condensed Combined Financial Statements.

                PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

                   FOR THE THREE MONTHS ENDED MARCH 31, 1996
                             (DOLLARS IN THOUSANDS)
                                  (UNAUDITED)

                                        CENTRAL AND
                              PREMIER    SOUTHERN      PRO FORMA
                            BANCSHARES,   HOLDING     ADJUSTMENTS   PRO FORMA
                               INC.       COMPANY    DEBIT (CREDIT)  COMBINED
                            ----------- -----------  -------------- ----------
Interest income...........  $    5,693  $    4,239        $         $    9,932
Interest expense..........       2,705       2,183                       4,888
                            ----------  ----------        ---       ----------
  Net interest income.....       2,988       2,056          0            5,044
Provision for loan loss-
 es.......................         129        (300)                       (171)
                            ----------  ----------        ---       ----------
Net interest income after
 provision for loan loss-
 es.......................       2,859       2,356          0            5,215
                            ----------  ----------        ---       ----------
Other income:
  Service charges on
   deposit accounts.......         234         168                         402
  Other service charges,
   commissions and fees...         269                                     269
  Mortgage loan income....       1,886                                   1,886
  Security transactions,
   net....................         143                                     143
  Other...................          25         103                         128
                            ----------  ----------        ---       ----------
                                 2,557         271                       2,828
                            ----------  ----------        ---       ----------
Other expenses:
  Salaries and employee
   benefits...............       2,644         912                       3,556
  Occupancy and equipment
   expenses...............         536         200                         736
  Other operating
   expenses...............       1,145         501                       1,646
                            ----------  ----------        ---       ----------
                                 4,325       1,613          0            5,938
                            ----------  ----------        ---       ----------
Income before income tax-
 es.......................       1,091       1,014          0            2,105
Income tax expense........         325         272                         597
                            ----------  ----------        ---       ----------
Income before minority
 interest in net income of
 subsidiary...............         766         742          0            1,508
                            ----------  ----------        ---       ----------
Minority interest in net
 income of subsidiary.....           3                                       3
                            ----------  ----------        ---       ----------
Net income................  $      763  $      742          0       $    1,505
                            ==========  ==========        ===       ==========
Net income per share of
 common stock.............  $     0.18  $     0.20                  $     0.19
                            ==========  ==========                  ==========
Average shares outstand-
 ing......................   4,245,339   3,683,957                   8,036,102
                            ==========  ==========                  ==========

        See Notes to Pro Forma Condensed Combined Financial Statements.

                PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

                      FOR THE YEAR ENDED DECEMBER 31, 1996
                             (DOLLARS IN THOUSANDS)
                                  (UNAUDITED)

                                        CENTRAL AND
                              PREMIER    SOUTHERN      PRO FORMA
                             BANCSHARES   HOLDING     ADJUSTMENTS   PRO FORMA
                                INC.      COMPANY    DEBIT (CREDIT)  COMBINED
                             ---------- -----------  -------------- ----------
Interest income............  $   23,015 $   17,236        $         $   40,251
Interest expense...........      11,281      8,956                      20,237
                             ---------- ----------        ---       ----------
  Net interest income......      11,734      8,280          0           20,014
Provision for loan losses..         598     (1,016)                       (418)
                             ---------- ----------        ---       ----------
Net interest income after
 provision for loan loss-
 es........................      11,136      9,296          0           20,432
                             ---------- ----------        ---       ----------
Other income:
  Service charges on
   deposit accounts........         960        758                       1,718
  Other service charges,
   commissions and fees....       1,376        --                        1,376
  Gain on sale of loans....       4,720        --                        4,720
  Security transactions,
   net.....................         279        --                          279
  Mortgage loan origination
   fees....................         135        --                          135
  Gain on sale of other
   real estate.............       4,182        --                        4,182
  Other....................         203        504                         707
                             ---------- ----------        ---       ----------
                                 11,855      1,262                      13,117
                             ---------- ----------        ---       ----------
Other expenses:
  Salaries and employee
   benefits................      11,870      3,938                      15,808
  Occupancy and equipment
   expense.................       2,408        882                       3,290
  Other operating
   expenses................       5,093      2,154                       7,247
                             ---------- ----------        ---       ----------
                                 19,371      6,974          0           26,345
                             ---------- ----------        ---       ----------
Income before income tax-
 es........................       3,620      3,584          0            7,204
Income tax expense.........       1,069        630                       1,699
                             ---------- ----------        ---       ----------
Income before minority
 interest in net income of
 subsidiary................       2,551      2,954          0            5,505
                             ---------- ----------        ---       ----------
Minority interest in net
 income of subsidiary......          11        --                           11
                             ---------- ----------        ---       ----------
Net income.................  $    2,540 $    2,954          0       $    5,494
                             ---------- ----------        ---       ----------
Net income per share of
 common stock..............  $      .59 $     0.81                  $     0.68
                             ========== ==========                  ==========
Average shares outstand-
 ing.......................   4,306,835  3,664,604                   8,026,665
                             ========== ==========                  ==========

        See Notes to Pro Forma Condensed Combined Financial Statements.

                PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

                      FOR THE YEAR ENDED DECEMBER 31, 1995
                             (DOLLARS IN THOUSANDS)
                                  (UNAUDITED)

                                        CENTRAL AND
                              PREMIER    SOUTHERN      PRO FORMA
                             BANCSHARES   HOLDING     ADJUSTMENTS   PRO FORMA
                                INC.      COMPANY    DEBIT (CREDIT)  COMBINED
                             ---------- -----------  -------------- ----------
Interest income............  $   17,301 $   16,274        $         $   33,575
Interest expense...........       8,281      8,381                      16,662
                             ---------- ----------        ---       ----------
  Net interest income......       9,020      7,893          0           16,913
Provision for loan losses..         338     (1,038)                       (700)
                             ---------- ----------        ---       ----------
Net interest income after
 provision for loan loss-
 es........................       8,682      8,931          0           17,613
                             ---------- ----------        ---       ----------
Other income:
  Service charges on
   deposit accounts........         877        701                       1,578
  Other service charges,
   commissions and fees....         893        --                          893
  Gain on sale of mortgage
   loans held for sale.....       2,328        --                        2,328
  Gain on sale of loans....                    --                            0
  Security transactions,
   net.....................          22       (228)                       (206)
  Mortgage loan fees.......       3,639        --                        3,639
  Other....................         394        461                         855
                             ---------- ----------        ---       ----------
                                  8,153        934                       9,087
                             ---------- ----------        ---       ----------
Other expenses:
  Salaries and employee
   benefits................       8,183      3,551                      11,734
  Occupancy and equipment
   expenses................       1,640        766                       2,406
  Other operating
   expenses................       3,873      2,366                       6,239
                             ---------- ----------        ---       ----------
                                 13,696      6,683          0           20,379
                             ---------- ----------        ---       ----------
Income before income tax-
 es........................       3,139      3,182          0            6,321
Income tax expense.........       1,137        623                       1,760
                             ---------- ----------        ---       ----------
Income before minority
 interest in net income of
 subsidiary................       2,002      2,559          0            4,561
                             ---------- ----------        ---       ----------
Minority interest in net
 income of subsidiary......          13        --                           13
                             ---------- ----------        ---       ----------
Net income.................  $    1,989 $    2,559        $ 0       $    4,548
                             ---------- ----------        ---       ----------
Net income per share of
 common stock..............  $      .48 $     0.68                  $     0.57
                             ========== ==========                  ==========
Average shares outstand-
 ing.......................   4,136,260  3,770,251                   7,931,381
                             ========== ==========                  ==========

        See Notes to Pro Forma Condensed Combined Financial Statements.

                PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

                      FOR THE YEAR ENDED DECEMBER 31, 1994
                             (DOLLARS IN THOUSANDS)
                                  (UNAUDITED)

                                          CENTRAL AND
                               PREMIER     SOUTHERN     PRO FORMA
                              BANCSHARES    HOLDING    ADJUSTMENTS   PRO FORMA
                                 INC.       COMPANY   DEBIT (CREDIT)  COMBINED
                              ----------  ----------- -------------- ----------
Interest income.............  $   10,954  $   16,769       $         $   27,723
Interest expense............       4,111       8,916                     13,027
                              ----------  ----------       ---       ----------
  Net interest income.......       6,843       7,853         0           14,696
Provision for loan losses...         285                                    285
                              ----------  ----------       ---       ----------
Net interest income after
 provision for loan losses..       6,558       7,853         0           14,411
                              ----------  ----------       ---       ----------
Other income:
  Service charges on deposit
   accounts.................         910         742                      1,652
  Other service charges,
   commissions and fees.....         451         --                         451
  Gain on sale of mortgage
   loans held for sale......         100         --                         100
  Gain on sale of loans.....                     --                           0
  Security transactions,
   net......................         (29)        241                        212
  Mortgage loan fees........       1,184         --                       1,184
  Other.....................         346         676                      1,022
                              ----------  ----------       ---       ----------
                                   2,962       1,659                      4,621
                              ----------  ----------       ---       ----------
Other expenses:
  Salaries and employee
   benefits.................       4,985       3,359                      8,344
  Occupancy and equipment
   expenses.................       1,177         968                      2,145
  Other operating expenses..       2,498       3,172                      5,670
                              ----------  ----------       ---       ----------
                                   8,660       7,499         0           16,159
                              ----------  ----------       ---       ----------
Income before income taxes..         860       2,013         0            2,873
Income tax expense..........         569         396                        965
                              ----------  ----------       ---       ----------
Income before minority
 interest in net income of
 subsidiary.................         291       1,617         0            1,908
                              ----------  ----------       ---       ----------
Minority interest in net in-
 come of subsidiary.........                     --                           0
                              ----------  ----------       ---       ----------
Net income..................  $      291  $    1,617       $ 0       $    1,908
                              ----------  ----------       ---       ----------
Net income per share of com-
 mon stock..................  $     0.08  $     0.44                 $     0.25
                              ==========  ==========                 ==========
Average shares outstanding..   3,570,450   3,429,575                  7,038,255
                              ==========  ==========                 ==========

        See Notes to Pro Forma Condensed Combined Financial Statements.

NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(1) The unaudited pro forma condensed combined balance sheet as of March 31, 1997 and condensed combined statements of income for the three months ended March 31, 1997 and 1996 and for the years ended December 31, 1996, 1995 and 1994 have been prepared based upon the historical consolidated balance sheets and statements of income, which give effect to the merger of Premier with Central and Southern accounted for as a pooling-of-interests, based on the exchange of one share of Premier for each outstanding common share of Central and Southern. The pro forma financial statements include all adjustments necessary to reflect the acquisition on a pooling-of-interests basis. The pro forma condensed combined financial statements should be read in conjunction with the accompanying historical consolidated financial statements of Premier and Central and Southern and notes thereto included elsewhere in this Joint Proxy Statement/Prospectus.

(2) Provided below is the pro forma adjustment necessary to reflect the business combination of Premier and Central and Southern accounted for as a pooling-of-interests. Each outstanding share of Central and Southern common stock will be exchanged for one share of Premier common stock.

     Issuance of Premier shares (3,777,017 at $1.00 par value)  $ 3,777,017
     Retirement of Central and Southern shares (3,777,017 at
      $1.00 par value)                                           (3,777,017)
                                                                -----------
     Net effect on common stock                                           0
                                                                ===========

(3) The pro forma condensed combined statements of income do not include the estimated direct costs associated with the acquisition. The estimated merger expenses of Premier and Central and Southern are $425,000 and $125,000, respectively. As of March 31, 1997, $432,000 of the estimated expenses remained to be paid.

(4) Net income per common and common equivalent share was computed by dividing net income by the weighted average number of shares of common stock and common stock equivalents outstanding during each period, restated for the Premier stock split. Common stock equivalents include stock options.